CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 543,009	$ 511,607
Derivative financial instruments (Note 17)
Cash flow hedge reserve		(12,823)
Reclassified from the cash flow hedge reserve to net income	1,175	859
Cash flow hedge reserve, net of reclassification	1,175	(11,964)
Pension benefit obligations:
Remeasurement gain (loss) on pension benefit obligations (Note 15)	4,533	(2,721)
Income tax impact	(1,412)	812
Equity securities (Note 18):
Net change in fair value of equity securities	(42,162)	157,672
Income tax impact	4,954	(12,534)
Total other comprehensive income that will not be reclassified to profit or loss, net of tax	(34,087)	143,229
Other comprehensive (loss) income for the year	(32,912)	131,265
Comprehensive income for the year	$ 510,097	$ 642,872